UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2013

PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 744-3700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Pinnacle Financial Partners, Inc., a Tennessee corporation (the “Company”) was held on April 16, 2013. At the Annual Meeting, Sue G. Atkinson, Harold Gordon Bone, Gregory L. Burns and Gary L. Scott were elected as Class I directors to hold office for a term of three years and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders (i) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement and (iii) on a non-binding, advisory basis, voted to hold the non-binding, advisory vote on the compensation of the Company’s named executive officers every one year.

The final voting results of the director elections, ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm, approval of compensation for the Company’s named executive officers, and selection of the frequency of the vote on the compensation of the Company’s named executive officers, which were described in more detail in the Proxy Statement, are set forth below.

(1) Each director was elected by the following tabulation:

	For	Withheld	Broker Non-Votes

Sue G. Atkinson	22,016,418	2,890,316	5,707,077
Harold Gordon Bone	23,835,322	1,071,412	5,707,077
Gregory L. Burns	23,738,581	1,168,153	5,707,077
Gary L. Scott	19,143,566	5,763,168	5,707,077

(2) The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
29,330,869	377,871	905,071	N/A

(3) The non-binding, advisory vote on the compensation of the Company’s named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
22,328,979	1,544,799	1,032,956	5,707,077

(4) The non-binding, advisory vote on the frequency with which the Company should hold future non-binding, advisory votes on the compensation of the Company’s named executive officers received the following votes:

One Year	Two Years	Three Years	Abstain
19,598,458	711,503	3,646,327	950,446

The Company will file an amendment to this Current Report on Form 8-K to report the Company’s decision regarding the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/ Harold R. Carptenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and Chief Financial Officer

Date: April 18, 2013